UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5976

Seligman Select Municipal Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	6/30/05

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

To the Stockholders

Your mid-year report for Seligman Select Municipal Fund follows this letter. This report contains the Fund’s performance history, portfolio of investments, and financial statements.

For the six months ended June 30, 2005, Seligman Select Municipal Fund posted a total return of 3.52% based on net asset value and 2.97% based on market price. The Fund’s annual distribution rate, based on the current monthly dividend and market price at June 30, 2005, was 5.52%. This is equivalent to a taxable yield of 8.49%, based on the maximum federal income tax rate of 35%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 1.75% to 3.05%.

On May 19, 2005, the Fund’s Board of Directors approved a change in the monthly dividend payment on the Fund’s Common Stock, effective in June 2005. The current dividend for the Fund is $0.0475 per share, which represents a 9.5% decrease in the monthly dividend previously paid to stockholders. This is the second decrease in the Fund’s dividend in six months, representing an overall decrease of 17.4%, due to a continued narrowing of the spread between the Fund’s net earnings on its investment portfolio and the dividend rates paid on its Preferred Stock.

Your Fund’s Annual Stockholder Meeting was held on May 19, 2005 in Sarasota, Florida. At the meeting, three directors were elected and the selection of the Fund’s auditors was ratified. For complete details of the vote, please refer to page 17 of this report.

We thank you for your continued support of Seligman Select Municipal Fund and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 12, 2005

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Stockholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017	Important Telephone Numbers (800) 874-1092 Stockholder Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service

Performance Overview and Portfolio Summary

This section of the report is intended to help you understand the performance of Seligman Select Municipal Fund Common Stock and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The Lehman Municipal Bond Index (the “Lehman Index”) returns do not include the effect of taxes, fees or sales charges.

Investment Results for Common Stock

Total Returns
For Periods Ended June 30, 2005

			Average Annual
	Three Months*	Six Months*	One Year	Five Years	Ten Years
Market Price	3.08%	2.97%	8.70%	8.61%	5.31%
Net Asset Value	3.50	3.52	8.33	8.17	6.79
Lehman Index**	2.93	2.89	8.24	6.88	6.38

Price Per Share

	Market Price	Net Asset Value
June 30, 2005	$10.33	$11.84
March 31, 2005	10.17	11.61
December 31, 2004	10.35	11.80

Holdings by Market Sector#

Revenue Bonds	91%
General Obligation Bonds##	9

Weighted Average Maturity	18.2 years

Dividend and Capital Gains per Share
and Yield Information
For the Period Ended June 30, 2005

Dividends Paid†	Unrealized Gain††	SEC 30-Day Yield[o]
$0.325	$0.904	3.49%

Holdings by Credit Qualityoo

AAA	86%
AA	4
A	8
BBB	2

See footnotes on page 3.

Performance Overview and Portfolio Summary

*	Returns for periods of less than one year are not annualized.
**	The Lehman Index is an unmanaged list of long-term, fixed rate, investment grade, tax-exempt bonds representative of the municipal bond market. The index does not include any taxes, fees, or sales charges and is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.
†	Preferred Stockholders were paid dividends at annual rates ranging from 1.75% to 3.05%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders.
††	Represents the per share amount of unrealized appreciation of portfolio securities as of June 30, 2005. Information does not reflect effect of capital loss carryfowards that are available to offset these and future net realized capital gains. See Note 6 to Financial Statements.
[o]	Current yield, representing the annualized yield for the 30-day period ended June 30, 2005, has been computed in accordance with SEC regulations and will vary.
oo	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Prerefunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change and are based on current market values of long-term holdings at June 30, 2005.
#	Percentages based on current market values of long-term holdings at June 30, 2005.
##	Includes pre-refunded and escrowed-to-maturity securities.

Additional Fund Information

Quarterly Schedule of Investments
A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.2

[1]	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.
[2]	Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Portfolio of Investments (unaudited)	June 30, 2005

State#	Face Amount	Municipal Bonds	Ratings‡	Value
Alabama — 10.2%	$10,000,000	Jefferson County Sewer Rev. (Capital Improvement Warrants), 5.125% due 2/1/2039[o]	Aaa	$10,809,500
	5,000,000	McIntosh Industrial Development Board, Environmental Facilities Rev. (CIBA Specialty Chemicals), 5.375% due 6/1/2028	A3	5,155,250
Alaska — 5.1%	4,145,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2020	Aaa	5,057,646
	2,395,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2021	Aaa	2,931,528
California — 15.2%	9,130,000	California Pollution Control Financing Authority Sewage and Solid Waste Disposal Facilities Rev. (Anheuser-Busch Project), 5.75% due 12/1/2030*	A1	9,511,360
	4,100,000	Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 5.75% due 1/15/2040	Baa3	4,214,431
	4,000,000	San Diego Public Facilities Financing Authority Sewer Rev. Series 1999-A, 5% due 5/15/2029	Aaa	4,164,680
	5,700,000	San Diego Public Facilities Financing Authority Sewer Rev. Series 1999-B, 5% due 5/15/2029	Aaa	5,934,669
Colorado — 3.8%	5,590,000	Regional Transportation District Sales Tax Rev., 5% due 11/1/2024	Aaa	6,015,790
Florida — 5.1%	2,440,000	Orange County School Board (Certificates of Participation), 5% due 8/1/2025	Aaa	2,615,656
	5,000,000	Reedy Creek Improvement District GOs, 5% due 6/1/2025	Aaa	5,388,950
Illinois — 6.6%	7,500,000	Chicago GOs, 5.5% due 1/1/2040	Aaa	8,195,400
	2,000,000	Illinois State Build Illinois Bonds Sales Tax Rev., 5% due 6/15/2028	Aaa	2,134,120
Louisiana — 6.1%	5,855,000	Louisiana Public Facilities Authority Hospital Rev. (Southern Baptist Hospitals, Inc. Project), 8% due 5/15/2012†	AAA††	6,876,698
	2,500,000	Shreveport GOs, 5% due 5/1/2018	Aaa	2,752,800
Massachusetts — 10.9%	2,500,000	Commonwealth of Massachusetts GOs, 5% due 3/1/2024	Aaa	2,704,975
	4,000,000	Massachusetts Bay Transportation Authority General Transportation System Rev., 5.625% due 3/1/2026[o]	Aaa	4,119,840
	4,000,000	Massachusetts Development Finance Agency Rev. (WGBH Educational Foundation), 5.75% due 1/1/2042	Aaa	5,087,200
	1,750,000	Massachusetts Port Authority Rev., 5% due 7/1/2025	Aaa	1,875,212
	3,000,000	Massachusetts Water Resources Authority Rev., 5.25% due 8/1/2024	Aaa	3,368,760
See footnotes on page 7.

Portfolio of Investments (unaudited)	June 30, 2005

State#	Face Amount	Municipal Bonds	Ratings‡	Value
Michigan — 4.8%	$5,000,000	Detroit Sewage Disposal System Rev., 5% due 7/1/2030	Aaa	$5,361,950
	2,000,000	Kalamazoo Hospital Finance Authority Rev. (Bronson Methodist Hospital), 5.5% due 5/15/2028	Aaa	2,121,440
Minnesota — 1.8%	2,500,000	Minnesota Agricultural and Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025	A3	2,790,250
Missouri — 2.3%	1,550,000	Metropolitan St. Louis Sewer District Wastewater System Rev., 5% due 5/1/2024	Aaa	1,664,344
	1,945,000	Missouri State Housing Development Commission Single Family Mortgage Rev. (Homeownership Loan Program), 5.5% due 3/1/2033*	AAA††	1,995,473
New Jersey — 5.4%	8,000,000	New Jersey Economic Development Authority Water Facilities Rev. (American Water Co., Inc.), 5.375% due 5/l/2032*	Aaa	8,476,880
New York — 15.4%	5,000,000	Metropolitan Transportation Authority Rev., 5% due 11/15/2027	Aaa	5,412,100
	8,000,000	New York City Municipal Water Finance Authority Water and Sewer System Rev., 5% due 6/15/2027	Aaa	8,638,000
	10,000,000	New York State Energy Research and Development Authority Electric Facilities Rev. (Consolidated Edison Co. NY Inc. Project), 6.1% due 8/15/2020	Aaa	10,201,000
New York and New Jersey — 4.5%	6,500,000	Port Authority of New York and New Jersey Rev. (JFK International Air Terminal LLC Project), 5.75% due 12/1/2022*	Aaa	6,998,355
Ohio — 4.8%	2,895,000	Cleveland Waterworks Improvement First Mortgage Rev., 5.75% due 1/1/2021[o]	Aaa	2,998,004
	105,000	Cleveland Waterworks Improvement First Mortgage Rev., 5.75% due 1/1/2021	Aaa	108,601
	3,890,000	Ohio Water Development Authority Rev. (Drinking Water Assistance Fund), 5.25% due 12/1/2021	Aaa	4,501,702
Pennsylvania — 10.5%	3,000,000	Delaware County Industrial Development Authority Water Facilities Rev. (Philadelphia Suburban Water), 5.35% due 10/1/2031*	Aaa	3,181,440
	3,000,000	Lehigh County Industrial Development Authority Pollution Control Rev. (Pennsylvania Power & Light Company Project), 6.15% due 8/1/2029[o]	Aaa	3,069,210
	10,000,000	Philadelphia, Airport Rev., 6.1% due 6/15/2025*[o]	Aaa	10,206,700

See footnotes on page 7.

Portfolio of Investments (unaudited)	June 30, 2005

State#	Face Amount	Municipal Bonds	Ratings‡	Value
South Carolina — 3.3%	$5,000,000	South Carolina State Ports Authority Rev., 5.3% due 7/1/2026*	Aaa	$5,249,800
Tennessee — 5.2%	8,000,000	Humphreys County Industrial Development Board Solid Waste Disposal Rev. (E.I. duPont de Nemours & Co. Project), 6.7% due 5/1/2024*	Aa3	8,212,240
Texas — 13.2%	5,000,000	Dallas-Fort Worth International Airports Rev., 5.75% due 11/1/2030*	Aaa	5,417,300
	3,000,000	Houston Airport System Rev., 5.625% due 7/1/2030*	Aaa	3,244,470
	4,000,000	Houston Higher Education Finance Corporation Rev. (Rice University Project), 5.375% due 11/15/2029	Aaa	4,317,640
	7,500,000	Matagorda County Navigation District No. 1 Pollution Control Rev. (Central Power and Light Co. Project), 6.125% due 5/1/2030*	Aaa	7,828,275
Washington — 6.7%	4,795,000	Chelan County Public Utility District No. 1 (Chelan Hydro Consolidated System Rev.), 6.25% due 7/1/2017*	Aaa	5,167,476
	5,000,000	Chelan County Public Utility District No. 1 (Chelan Hydro Consolidated System Rev.), 6.35% due 7/1/2028*	Aaa	5,405,400
Total Municipal Bonds (Cost $209,477,915) — 140.9%				221,482,515
		Variable Rate Demand Notes
California — 2.4%	3,765,000	California State Economic Recovery Rev. due 7/1/2023	VMIG 1	3,765,000
Illinois — 3.0%	4,700,000	Illinois Health Facilities Authority Rev. (University of Chicago Hospital) due 8/15/2026	VMIG 1	4,700,000
Massachusetts — 3.7%	5,900,000	Massachusetts Health and Educational Facilities Authority Rev. (Capital Assets Program) due 1/1/2035	VMIG 1	5,900,000
Pennsylvania — 0.4%	600,000	Philadelphia Authority for Industrial Development Rev. (Regional Performing Arts Center Project) due 6/1/2025	VMIG 1	600,000

See footnotes on page 7.

Portfolio of Investments (unaudited)	June 30, 2005

State#	Face Amount	Municipal Bonds	Ratings‡	Value
South Carolina — 1.7%	$2,720,000	Spartanburg County, Health Services District, Inc. Hospital Rev. due 4/15/2023	A-1‡‡	$2,720,000
Variable Rate Demand Notes (Cost $17,685,000) — 11.2%				17,685,000
Total Investments (Cost $227,162,915) — 152.1%				239,167,515
Shares Subject to Mandatory Redemption — (47.7)%				(75,000,000)
Other Assets Less Other Liabilities — (4.4)%				(6,964,665)
Net Assets — 100.0%				$157,202,850

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets, which does not include the net assets attributable to Preferred Stock of the Fund.
‡	Credit ratings are primarily those issued by Moody’s Investor Services, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s (“S&P”) were used (indicated by the symbol ‡‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA.
[o]	Pre-refunded security.
†	Escrowed-to-maturity security.
*	Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)	June 30, 2005

Assets:
Investments, at value:
Long-term holdings (cost $209,477,915)	$221,482,515
Short-term holdings (cost $17,685,000)	17,685,000
Total Investment (cost $227,162,915)	239,167,515
Cash	109,870
Interest receivable	2,885,783
Receivable for securities sold	86,558
Expenses prepaid to stockholder service agent	18,212
Other	35,652
Total Assets	242,303,590

Liabilities:
Payable for securities purchased	9,777,653
Management fee payable	104,763
Accrued expenses and other	218,324
Shares subject to mandatory redemption	75,000,000
Total Liabilities	85,100,740
Net Assets	$157,202,850

Composition of Net Assets:
Common Stock, $0.01 par value: Shares authorized — 49,999,250; issued and outstanding — 13,278,358	$132,783
Additional paid-in capital	145,766,723
Undistributed net investment income	681,637
Accumulated net realized loss	(1,382,893)
Net unrealized appreciation on investments	12,004,600
Net Assets	$157,202,850

Net Assets per share (Market Value $10.33)	$11.84

See Notes to Financial Statements.

Statement of Operations (unaudited)	For the Six Months Ended June 30, 2005

Investment Income:
Interest	$5,543,728

Expenses:
Dividends on shares subject to mandatory redemption	866,895
Management fees	630,301
Preferred stock remarketing and rating agent fees	111,828
Stockholder account and registrar services	103,770
Auditing and legal fees	35,474
Custody and related services	29,364
Stockholder reports and communications	24,795
Directors’ fees and expenses	14,324
Exchange listing fees	11,778
Stockholders meeting	8,837
Miscellaneous	12,737
Total Expenses	1,850,103
Net Investment Income	3,693,625

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	103,596
Net change in unrealized appreciation of investments	1,067,866
Net Gain on Investments	1,171,462
Increase in Net Assets from Operations	$4,865,087

See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)

	Six Months Ended June 30, 2005	Year Ended December 31, 2004
Operations:
Net investment income	$3,693,625	$8,696,625
Net realized gain on investments	103,596	2,070
Net change in unrealized appreciation of investments	1,067,866	(3,896,084)
Increase in Net Assets from Operations	4,865,087	4,802,611

Distributions to Common Stockholders:
Net investment income (per share: $0.325 and $0.690)	(4,314,365)	(9,159,530)

Capital Share Transactions:
Value of shares of Common Stock issued in payment of dividends (21,445 and 45,794 shares)	222,478	488,351
Cost of shares purchased for investment plan (22,200 and 42,450 shares)	(232,177)	(455,074)
Increase (Decrease) in Net Assets from Capital Share Transactions	(9,699)	33,277
Increase (Decrease) in Net Assets	541,023	(4,323,642)

Net Assets:
Beginning of period	156,661,827	160,985,469
End of Period (including undistributed net investment income of $681,637 and $1,302,378, respectively)	$157,202,850	$156,661,827

See Notes to Financial Statements.

Statement of Cash Flows (unaudited)	For the Six Months Ended June 30, 2005

Cash Flows from Operating Activities:
Increase in Net Assets from Operations	$4,865,087
Adjustments to reconcile increase in net assets from operations to net cash provided by operating activities:
Cost of long-term investment securities purchased	(48,796,860)
Proceeds from sales of long-term investment securities	26,874,097
Net sales of short-term investment securities	12,445,000
Decrease in interest receivable	367,434
Increase in receivable for securities sold	(86,558)
Increase in other assets	(18,058)
Increase in payable for securities purchased	9,777,653
Increase in management fees payable, accrued expenses and other	66,762
Net change in unrealized appreciation of investments	(1,067,866)
Net realized gain on investments	(103,596)
Net Cash Provided by Operating Activities	4,323,095

Cash Flows from Financing Activities:
Dividends paid to Common Stockholders	(4,091,887)
Payment for shares of Common Stock purchased	(232,177)
Net Cash Used in Financing Activities	(4,324,064)
Net decrease in cash	(969)
Cash balance at beginning of period	110,839
Cash Balance at End of Period	$109,870

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included above consists of shares issued in payment of dividend distributions of $222,478.

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.  Significant Accounting Policies — The financial statements of Seligman Select Municipal Fund, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, neccessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices, which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities for financial reporting purposes.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At June 30, 2005, the interest rates earned on these notes ranged from 2.15% to 2.35%.

d.	Distributions to Stockholders — Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

e.	Fair Value of Shares Subject to Mandatory Redemption — The carrying amount reported for shares subject to mandatory redemption is the redemption value at June 30, 2005. The dividend rate is reset periodically to permit the shares to be remarketed at their redemption values; therefore, the carrying amount approximates fair value.

2.  Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

        The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 2005, 22,200 shares were purchased in the open market at a cost of $232,177, which represented a weighted average discount of 11.13% from the net asset value of those acquired shares. A total of 21,445 shares were issued to Plan participants during the period for proceeds of $222,478, a weighted average discount of 11.70% from the net asset value of those shares.

        The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the six months ended June 30, 2005.

3.  Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued

Notes to Financial Statements (unaudited)

Common Stock as Preferred Stock. The Preferred Stock consists of 375 shares of Series A Stock and 375 shares of Series B Stock (authorized, issued and outstanding) with a par value of $0.01 per share for each series. The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. The liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends. At June 30, 2005, the liquidation preferences and asset coverage per share of Series A and Series B stock was $100,000 and $309,604, respectively, for each series.

        Dividends on each series of Preferred Stock are cumulative at a rate reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

        In accordance with the provisions of Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity”, the Fund classifies its Preferred Stock as a liability of the Fund in the Statement of Assets and Liabilities. In addition, dividends paid to Preferred Stockholders are classified as an expense in the Statement of Operations and as a component of net investment income in the Statement of Changes in Net Assets and in the Financial Highlights.

        The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

4.  Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund’s average daily net assets, which include the value attributable to the Fund’s preferred stock.

        Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $103,534 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

        The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2005, the Fund’s potential obligation under the Guaranties is $41,800. As of June 30, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

        Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

        The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2005, of $33,752 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

Notes to Financial Statements (unaudited)

5.  Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2005, amounted to $48,796,860 and $26,874,097, respectively.

6.  Federal tax information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

        The tax basis information presented below is based on operating results for the six months ended June 30, 2005 and will vary from the final tax information as of the Fund’s year-end.

        At June 30, 2005, the cost of investments for federal income tax purposes was $226,701,685. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discounts for financial reporting purposes of $461,230.

        At June 30, 2005, the tax basis components of accumulated earnings were as follows:

Gross and net unrealized appreciation of portfolio securities	$12,465,830
Capital loss carryforwards	(1,486,488)
Current period net realized gains	241,799
Undistributed income	115,956
Total accumulated earnings	$11,337,097

        At December 31, 2004, the Fund had a capital loss carryforward for federal income tax purposes of $1,486,488, all of which expires in 2011 and is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforwards.

        The tax characterization of distributions paid to Common Stockholders was as follows:

	June 30, 2005	December 31, 2004
Tax-exempt income	$4,314,365	$9,159,530

7.  Other Matters — The circumstances described below relate to certain regulatory matters affecting certain of the Seligman registered investment companies (“Seligman Funds”). Seligman Select Municipal Fund was not affected by these circumstances and, accordingly, did not receive any payments from the Manager.

        The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman Funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three already had been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

        The Manager also reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager also responded fully to information requests from the SEC and the NASD relating to the Manager’s use

Notes to Financial Statements (unaudited)

of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

        The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements involving frequent trading, in May 2004, the Manager made payments to three funds and agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004 the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares.

Financial Highlights (unaudited)

        The Fund’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

        “Total Investment Return” measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid, as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares.

		Year Ended December 31,
	Six Months Ended 6/30/05	2004	2003		2002	2001	2000
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$11.80	$12.13	$12.16		$11.56	$11.65	$10.62
Income from Investment Operations:
Net investment income	0.28	0.66	0.70	*	0.81	0.82	0.85
Net realized and unrealized gain (loss) on investments	0.08	(0.30)	(0.04)		0.52	(0.11)	1.12
Dividends paid from net investment income to Preferred Stockholders	—	—	—	*	(0.08)	(0.17)	(0.24)
Total from Investment Operations	0.36	0.36	0.66		1.25	0.54	1.73
Less Distributions to Common Stockholders:
Dividends paid from net investment income	(0.33)	(0.69)	(0.69)		(0.64)	(0.62)	(0.63)
Dividends in excess of net investment income	—	—	—		—	—	(0.02)
Distributions from net realized gain	—	—	—		(0.01)	(0.01)	(0.05)
Total Distributions to Common Stockholders	(0.33)	(0.69)	(0.69)		(0.65)	(0.63)	(0.70)
Net Asset Value, End of Period	$11.84	$11.80	$12.13		$12.16	$11.56	$11.65
Market Value, End of Period	$10.33	$10.35	$11.07		$10.76	$10.32	$9.875
Total Investment Return:
Based on market value	2.97%	(0.27)%	9.58%		10.85%	10.85%	18.78%
Based on net asset value	3.52%	3.77%	6.25%		11.84%	5.31%	17.93%
Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.61%†	1.91%	1.77	% *	1.28%	1.28%	1.27%
Ratio of net investment income to average net assets	3.22%†	5.52%	5.75	% *	6.82%	6.96%	7.71%
Portfolio turnover rate	13.42%	3.51%	—		1.90%	2.98%	11.87%
Net Assets, End of Period (000s omitted)	$157,203	$156,662	$160,985		$161,473	$153,504	$154,896

See footnotes on page 17.

Financial Highlights

*	As required, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.” Effective for the year ended December 31, 2003, the Fund reclassified the dividends paid to preferred stockholders as an expense. The effect of this change for the year ended December 31, 2003, was to decrease net investment income per share by $0.06, decrease dividends paid from net investment income to preferred stockholders per share by $0.06, increase the ratio of expenses to average net assets from 1.28% to 1.77%, and decrease the ratio of net investment income to average net assets from 6.24% to 5.75%. The per share amounts and ratios for periods prior to December 31, 2003 have not been restated.
†	Annualized.

See Notes to Financial Statements.

Proxy Results

Stockholders of Seligman Select Municipal Fund, Inc. voted on the following proposals at the Annual Meeting of Stockholders on May 19, 2005, in Sarasota, Florida. The description of each proposal and number of shares voted are as follows:

Election of Directors:

Election by Holders of Preferred Shares:

	For	Withheld
Betsy S. Michel	575	6
James N. Whitson	575	6
Election by Holders of Preferred Shares and Common Shares:
Brian T. Zino	11,216,825.959	291,695.291

Ratification of Deloitte & Touche LLP as independent auditors for 2005:

For	Against	Abstain
11,385,120.827	59,942.669	62,982.754

Board of Directors

Robert B. Catell 2,3 Chairman, Chief Executive Officer and Director, KeySpan Corporation	Leroy C. Richie 1,3 Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. Director, Kerr-McGee Corporation

John R. Galvin 1,3 Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University	Robert L. Shafer 2,3 Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

Alice S. Ilchman 2,3 President Emerita, Sarah Lawrence College Director, Jeannette K. Watson Summer Fellowship Trustee, Committee for Economic Development	James N. Whitson 1,3 Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. Director, CommScope, Inc.

Frank A. McPherson 2,3 Retired Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation Director, ConocoPhillips Director, Integris Health	Brian T. Zino
Director and President, J. & W. Seligman & Co.
    Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
Investment Company Institute
Betsy S. Michel 1,3 Trustee, The Geraldine R. Dodge Foundation

William C. Morris Chairman, J. & W. Seligman & Co. Incorporated Chairman, Carbo Ceramics Inc.

Member: 1 Audit Committee
                2 Director Nominating Committee
                3 Board Operations Committee

Executive Officers

William C. Morris Chairman Brian T. Zino President and Chief Executive Officer Thomas G. Moles Executive Vice President	Eileen A. Comerford Vice President Eleanor T.M. Hoagland Vice President and Chief Compliance Officer Audrey G. Kuchtyak Vice President	Thomas G. Rose Vice President Lawrence P. Vogel Vice President and Treasurer Frank J. Nasta Secretary

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
1-01-05 to 1-31-05	4,800	10.43	50,072	N/A
2-01-05 to 2-28-05	3,200	10.52	33,668	N/A
3-01-05 to 3-31-05	4,000	10.51	42,030	N/A
4-01-05 to 4-30-05	3,600	10.39	37,420	N/A
5-01-05 to 5-31-05	3,600	10.33	37,193	N/A
6-01-05 to 6-30-05	3,000	10.60	31,794	N/A

(1)	As announced on February 15, 1990, the Registrant may purchase its shares in the open market equal to the number of shares purchased by participants in the Registrant’s dividend investment plan.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN SELECT MUNICIPAL FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	September 7, 2005

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	September 7, 2005

SELIGMAN SELECT MUNICIPAL FUND, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.